UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2012, Navistar International Corporation, a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein, in connection with the offering of 10,666,666 shares of the Company’s common stock (the “Offering”) at a public offering price of $18.75 per share. The Underwriting Agreement grants the underwriters a 30-day option to purchase an additional 1,600,000 shares of the Company’s common stock from the Company. The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. In the Underwriting Agreement, the Company agreed to indemnify the underwriters against certain liabilities that could be incurred by them in connection with the Offering.

The settlement of the sale of the shares contemplated by the Underwriting Agreement occurred on October 30, 2012. The Company received approximately $192 million in net proceeds from the Offering after deducting underwriting discounts and commissions and estimated expenses of the Offering. The Company expects to use the net proceeds from the Offering for general corporate purposes.

The Offering was made pursuant to a prospectus dated October 24, 2012, filed as part of the Company’s registration statement on Form S-3 (Files No. 333-184565 and 333-184565-01), originally filed with the Securities and Exchange Commission (the “Commission”) on October 24, 2012.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement attached hereto as Exhibit 1.1.

In connection with the Offering, Kirkland and Ellis LLP provided a legal opinion with respect to the enforceability of the shares to be issued by the Company in the Offering attached hereto as Exhibit 5.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 27, 2012, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved the Annual Incentive Plan Criteria for fiscal year 2013 for certain employees, including its principal executive officer, principal financial officer and other named executive officers (the “2013 Annual Incentive Awards”). The performance criteria applicable to the 2013 Annual Incentive Awards are attached as Exhibit 10.1 to this report and hereby incorporated herein by reference.

The 2013 Annual Incentive Awards will be awarded under, and are subject to the terms and conditions of, the Company’s 2004 Performance Incentive Plan, as amended and restated as of April 19, 2010, or any successor plans.

ITEM 8.01 OTHER EVENTS.

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On October 24, 2012, the Company issued a press release announcing the commencement of the Offering. The press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

On October 24, 2012, the Company issued a press release announcing the pricing of the Offering. The press release is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

The Company announced that Lewis B. Campbell, Executive Chairman and Chief Executive Officer, will discuss business opportunities and other matters related to the company during the Robert W. Baird 2012 Industrial Conference in Chicago on November 6 at 10:15 a.m. CT.

Live audio web casts will be available for the presentation at http://www.navistar.com/navistar/investors/webcasts. Investors are advised to log on to the web site at least 15 minutes prior to the presentation to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion, and will remain available for a period of 12 months or such earlier time as the information is superseded or replaced by more current information.

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce
International ® brand commercial and military trucks, MaxxForce ® brand diesel engines, IC Bus™ brand school and commercial buses and Navistar RV recreational vehicles. The company also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com/newsroom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

5.1	Opinion of Kirkland & Ellis LLP.

10.1	Annual Incentive Award Plan Criteria for fiscal year 2013 for named executive officers.

99.l	Press Release of Navistar International Corporation, dated October 24, 2012.

99.2	Press Release of Navistar International Corporation, dated October 24, 2012.

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2011, quarterly reports for fiscal 2012, and the prospectus supplement filed on October 25, 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

Dated: October 30, 2012

Exhibit Index

Exhibit No.	Description

1.1	Form of Underwriting Agreement.

5.1	Opinion of Kirkland & Ellis LLP.

10.1	Annual Incentive Award Plan Criteria for fiscal year 2013 for named executive officers.

99.1	Press Release of Navistar International Corporation, dated October 24, 2012.

99.2	Press Release of Navistar International Corporation, dated October 24, 2012.